Exhibit 10.33

FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 26, 2008 (the “Effective Date”) is executed among ION GEOPHYSICAL CORPORATION, formerly known as Input/Output, Inc., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower listed on the signature pages hereto as Guarantors, the banks and other financial institutions party hereto (the “Lenders”) and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

INTRODUCTION

A. WHEREAS, the Borrower (under the name “Input/Output, Inc.”), the Guarantors, the certain financial institutions, as lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of March 22, 2007 (as amended or modified prior to the date hereof, the “Credit Agreement”).

B. WHEREAS, Borrower has now requested that the Administrative Agent and the Lenders modify the Credit Agreement and change certain terms thereof, and the Administrative Agent and the Lenders have agreed to do so; and

C. WHEREAS, Borrower, Administrative Agent and the Lenders wish to execute this Amendment to evidence such agreement;

THEREFORE, the Borrower, the Guarantors, the Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I
AMENDMENT

SECTION 1.1 Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings given in the Credit Agreement.

SECTION 1.2 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended to include the following new definitions and to restate the definitions of “Fixed Charge Coverage Ratio” and “Total Funded Debt” as follows:

“Domestic Fixed Charge Coverage Ratio” means, at any date, the ratio of (i) Consolidated EBITDA of the Borrower and its Domestic Subsidiaries less the sum of: (A) cash income tax expense of the Borrower and its Domestic Subsidiaries, (B) non-financed Consolidated Capital Expenditures and (C) capitalized research and development costs of the Borrower and its Domestic Subsidiaries; to (ii) the (A) scheduled payments of lease payments of the Borrower and its Domestic Subsidiaries, (B) scheduled payments of principal of Indebtedness of the Borrower and its Domestic Subsidiaries, (C) Consolidated Interest Expense of the Borrower and its Domestic Subsidiaries actually paid and (D) dividends paid in cash by the Borrower, in each case for the period of four consecutive fiscal quarters most recently ended on or prior to such date for which financial information is available.
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“Domestic Leverage Ratio” means, at any date, the ratio of (i) Domestic Total Funded Debt as such date to (ii) Consolidated EBITDA of the Borrower and its Domestic Subsidiaries for the four consecutive fiscal quarters most recently ended on or prior to such date for which financial information is available.

“Domestic Total Funded Debt” means all funded Consolidated Indebtedness of the Borrower and its Domestic Subsidiaries, plus Capital Lease Obligations of the Borrower and its Domestic Subsidiaries and issued letters of credit of the Borrower and its Domestic Subsidiaries.

“Fixed Charge Coverage Ratio” means, at any date, the ratio of (i) Consolidated EBITDA of the Borrower and its Subsidiaries less the sum of: (A) cash income tax expense of the Borrower and its Subsidiaries, (B) non-financed Consolidated Capital Expenditures and (C) capitalized research and development costs of the Borrower and its Subsidiaries; to (ii) the (A) scheduled payments of lease payments of the Borrower and its Subsidiaries, (B) scheduled payments of principal of Indebtedness of the Borrower and its Subsidiaries, (C) Consolidated Interest Expense of the Borrower and its Subsidiaries actually paid and (D) dividends paid by the Borrower in cash, in each case for the period of four consecutive fiscal quarters most recently ended on or prior to such date for which financial information is available.

“Total Funded Debt” means all Funded Consolidated Indebtedness of the Borrower and its Subsidiaries, plus Capital Lease Obligations of the Borrower and its Subsidiaries, plus issued letters of credit of the Borrower and its Subsidiaries.

SECTION 1.3 Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of the existing clause (o), replacing the period at the end of the existing clause (p) with “; and” and adding the following new section 6.01(q) at the end of Section 6.01:

“(q) Indebtedness not to exceed $150,000,000 in the aggregate until the end of the Borrower’s 2008 fiscal year and not to exceed $135,000,000 in the aggregate thereafter owed by I/O International, Ltd., or ION International Sarl, a Luxembourg Person, to Borrower or any Domestic Subsidiary in connection with licensing agreements with respect to Intellectual Property, which Indebtedness may be evidenced by one or more promissory notes. For the avoidance of doubt, such Indebtedness shall not be a Receivable of Borrower or any Domestic Subsidiary.”

SECTION 1.4 Amendment to Section 6.08. Section 6.08 of the Credit Agreement is hereby amended by adding the following new section 6.08(i) to the end of Section 6.08:

“(i) transactions between or among Affiliates of the Borrower permitted by Section 6.04;”

SECTION 1.5  Addition of Sections 6.17, 6.18 and 6.19. New Sections 6.17, 6.18 and 6.19 are hereby added to the Credit Agreement as follows:

“Section 6.17 Minimum Domestic Fixed Charge Coverage Ratio.  The Borrower shall not permit the Domestic Fixed Charge Coverage Ratio to be less than 1.50 to 1.0.
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Section 6.18 Maximum Domestic Leverage Ratio  The Borrower shall not permit the Domestic Leverage Ratio to exceed 1.5 to 1.0.

Section 6.19 Domestic Asset Coverage Ratio. The Borrower shall not permit the ratio of (i) the book value of Receivables (to the extent earned by performance), plus cash on hand and Permitted Investments, plus inventory plus equipment, in each case, of the Borrower and its Domestic Subsidiaries to (ii) the aggregate Commitments of the Lenders to be less than 1.75 to 1.0 at any time.”

SECTION 1.6  Waiver. For the avoidance of doubt, the Lenders hereby waive any breach prior to the date hereof, if any, of (a) Section 5.01(c) of the Credit Agreement caused by Borrower’s delivery on February 19, 2008, of the Borrowing Base Certificate and related calculations that was due on January 30, 2008; and (b) Section 6.01 of the Credit Agreement caused by the existence prior to the date hereof of any Indebtedness (if any) of the type described in Section 1.3 above.

ARTICLE II
MISCELLANEOUS

SECTION 2.1 Representations True; No Default. The Borrower and the Guarantors represent and warrant, as applicable, that:

(a) This Amendment has been duly authorized, executed and delivered on their behalf and the Credit Agreement, together with each other Loan Documents to which the Borrower and each of the Guarantors is a party, constitute valid and legally binding agreements of the Borrower and the Guarantors enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization or moratorium or other similar law relating to creditors’ rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);

(b) After giving effect to this Amendment, the representations and warranties of the Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

(c) After giving effect to this Amendment, there has not occurred and is not continuing a Default or an Event of Default.

SECTION 2.2 Effectiveness. This Amendment shall become effective as of the Effective Date upon receipt by the Administrative Agent of executed signature pages hereof from the Borrower, the Guarantors and Lenders constituting at least the Required Lenders.

SECTION 2.3 Expenses, Additional Information. The Borrower shall pay to the Administrative Agent all reasonable expenses incurred in connection with the negotiation and execution of this Amendment. The Borrower and the Guarantors shall furnish to the Administrative Agent all such other documents, consents and information relating to the Borrower and the Guarantors as the Administrative Agent may reasonably require to accomplish the purposes hereof.
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SECTION 2.4 Miscellaneous Provisions.

(a) From and after the Effective Date of this Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.

(b) From and after the Effective Date of this Amendment, the Credit Agreement and this Amendment shall be read and construed as one and the same instrument.

(c) From and after the Effective Date of this Amendment, any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Amendment.

(d) This Amendment may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(e) The headings herein shall be accorded no significance in interpreting this Amendment.

SECTION 2.5 Binding Effect. As of the Effective Date of this Amendment, this Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors, Administrative Agent and Lenders and the successors and assigns of the Administrative Agent and Lenders. The Borrower and the Guarantors shall not have the right to assign its rights hereunder or any interest herein.

SECTION 2.6 Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF THE LENDERS OTHERWISE PREEMPT NEW YORK LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

[Signature Page Follows]
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EXECUTED to be effective as of the date first written above.

BORROWER:

ION GEOPHYSICAL CORPORATION, a Delaware corporation

By:	/s/ David L. Roland
Name: David L. Roland
Title: Senior Vice President and General Counsel

GUARANTORS:

GMG/AXIS, Inc., a Delaware corporation

By:	/s/ David L. Roland
Name: David L. Roland
Title: Vice President and Director

GX TECHNOLOGY CORPORATION, a Texas corporation

By:	/s/ David L. Roland
Name: David L. Roland
Title: Vice President and Director

BORROWER:

I/O EXPLORATION PRODUCTS (U.K.), Inc., a Delaware corporation

By:	/s/ David L. Roland
Name: David L. Roland
Title: Vice President and Director

[Signature Page]

I/O EXPLORATION PRODUCTS (U.S.A.), Inc., a Delaware corporation

By:	/s/ David L. Roland
Name: David L. Roland
Title: Vice President and Director

I/O MARINE SYSTEMS, INC., a Louisiana corporation

By:	/s/ David L. Roland
Name: David L. Roland
Title: Vice President and Director

I/O NEVADA, LLC, a Delaware limited liability company

By:	/s/ Signed
Name:
Title:

I/O TEXAS, LP, a Delaware limited partnership

By:	Input/Output, Inc., a Delaware corporation, its General Partner

By: /s/ David L. Roland
Name: David L. Roland
Title: Senior Vice President and General Counsel

IPOP MANAGEMENT, INC., a Delaware corporation

By:	/s/ David L. Roland
Name: David L. Roland
Title: Vice President and Director

ADMINISTRATIVE AGENT AND LENDER:

CITIBANK, N.A

By:	/s/ Signed
Name:
Title:

LENDERS:

WHITNEY NATIONAL BANK

By:	/s/ Signed
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Signed
Name:
Title: